Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com Exhibit 99.1   NEWS RELEASE    FOR IMMEDIATE RELEASE  Simpson Announces CEO Retirement and Succession Plan     Karen Colonias to step down as CEO on December 31, 2022, and retire from the Company on June  30, 2023   Michael Olosky to succeed Karen Colonias as Chief Executive Officer on January 1, 2023    Pleasanton, CA – September 8, 2022 – Simpson Manufacturing Co., Inc. (the “Company” or “Simpson”)  (NYSE: SSD), an industry leader in engineered structural connectors and building solutions, today  announced that Karen Colonias will step down from her position as Chief Executive Officer as part of  Simpson’s succession plan, effective December 31, 2022. Simpson’s Board of Directors unanimously  elected Michael Olosky, 54, current President and Chief Operating Officer, to succeed Karen Colonias as  Chief Executive Officer, effective January 1, 2023, as part of a planned leadership succession. In  connection with his promotion, Mr. Olosky will also join the Company’s board of directors on January 1,  2023. Ms. Colonias will continue in her role as CEO through the end of 2022, after which, as part of the  succession plan, she will remain employed as an Executive Advisor to assist with the transition until her  retirement on June 30, 2023. Ms. Colonias will continue to serve as a member of Simpson’s board of  directors until the Company’s 2023 annual meeting of stockholders.    James Andrasick, Simpson’s Chairman of the Board, commented, “On behalf of Simpson’s board of  directors, I’d like to extend our sincere thanks to Karen for her 38 years of service to the Company,  which included roles as CFO, Vice President and Branch Manager, and Vice President of Engineering.  During her tenure, Simpson has grown considerably and established itself as an industry leader in the  building products industry with a trusted brand reputation and in strong financial condition. Her  engineering knowledge and focused leadership over the past decade as CEO has earned her the utmost  respect of Simpson’s employees, customers and stockholders as well as key constituents throughout the  building community. Karen’s tremendous efforts have helped strengthen Simpson’s values‐based  culture established by their late founder, Barclay Simpson, as reflected in the Company’s ongoing  mission to provide solutions to design safer, stronger structures.”

  Ms. Colonias added, “I am honored to have led Simpson as its CEO over the past decade and very  grateful for the many opportunities and experiences I’ve had throughout my career. I am extremely  proud of our employees and their unwavering commitment to take care of our customers. Given the  strength of our people, culture and values, I believe the Company is well‐positioned to grow and thrive  in the years ahead.”    “The Board is very pleased to announce Mike Olosky as Karen’s successor,” stated Mr. Andrasick.  “Mike’s promotion was the result of a strategic and deliberate succession planning process through  which we expect a seamless transition as Mike assumes his new role. Mike is a seasoned executive with  a proven track record of leadership resulting from his significant experience at Henkel and oversight of  Simpson’s growth strategy. We are confident that Mike will help strengthen Simpson’s market position  as the partner of choice throughout all aspects of the business.”    Mr. Olosky joined Simpson as Chief Operating Officer in November 2020 and was promoted to President  and Chief Operating Officer in January 2022. Prior to joining Simpson, Mr. Olosky spent more than 22  years in numerous leadership positions at Henkel, a global chemical and consumer goods company. He  most recently served as the President, Henkel North America and Senior Corporate Vice President ‐  Head of the Electronics and Industrial Division.    Mr. Olosky commented, “I am incredibly excited to serve as Simpson’s next CEO and would like to thank  Karen for her steady guidance and strategic leadership. Our Company has a very strong foundation, and  I look forward to building an even stronger future with our highly talented team who is deeply  committed to innovation and exceptional customer service.”    Ms. Colonias concluded, “I am confident Simpson will be in great hands with Mike who has done a  tremendous job in helping lead the Company through its next phase of growth since he joined in late  2020. His strategic vision will be instrumental to achieving our Company ambitions though continued  innovation of our products, superior levels of customer service, technology, social and corporate  responsibility, and our strong values and culture.”

About Simpson Manufacturing Co., Inc.   Simpson Manufacturing Co., Inc., headquartered in Pleasanton, California, through its subsidiaries,  including Simpson Strong‐Tie Company Inc., designs, engineers and is a leading manufacturer of wood  construction products, including connectors, truss plates, fastening systems, fasteners and shear walls,  and concrete construction products, including adhesives, specialty chemicals, mechanical anchors,  powder actuated tools and reinforcing fiber materials. The Company primarily supplies its building  product solutions to both the residential and commercial markets in North America and Europe. The  Company's common stock trades on the New York Stock Exchange under the symbol "SSD."    Cautionary Note Regarding Forward‐Looking Statements    This press release contains forward‐looking statements within the meaning of the Private Securities  Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of  the Securities Exchange Act of 1934, as amended. Forward‐looking statements generally can be  identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook,"  "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may,"  "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions.  Forward‐looking statements are all statements other than those of historical fact and include, but are  not limited to, statements about future financial and operating results, our plans, objectives, business  outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales,  earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the  home improvement industry, demand for services, share repurchases, the integration of the acquisition  of ETANCO, our strategic initiatives, including the impact of these initiatives on our strategic and  operational plans and financial results, and any statement of an assumption underlying any of the  foregoing. Although we believe that the expectations, opinions, projections and comments reflected in  these forward‐looking statements are reasonable, such statements involve risks and uncertainties and  we can give no assurance that such statements will prove to be correct. Actual results may differ  materially from those expressed or implied in such statements.    Forward‐looking statements are subject to inherent uncertainties, risk and other factors that are difficult  to predict and could cause our actual results to vary in material respects from what we have expressed or  implied by these forward‐looking statements. Important factors that could cause our actual results and  financial condition to differ materially from those expressed in our forward‐looking statements include  the impact of the COVID‐19 pandemic on our operations and supply chain, the operations of our  customers, suppliers and business partners, and the successful integration of ETANCO, as well as those  discussed in the :Risk Factors" and " Management's Discussion and Analysis of Financial Condition and  Results of Operations" sections of our most recent Annual Report on Form 10‐K, subsequent Quarterly  Reports on Form 10‐Q and other reports we file with the SEC. To the extent that the COVID‐19 pandemic  adversely affects our business and financial results, it may also have the effect of heightening many of  such risks and other factors.    We caution that you should not place undue reliance on these forward‐looking statements, which speak  only as of the date of this press release. We undertake no obligation to publicly update any forward‐ looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made  in our reports filed with the SEC that advise of the risks and factors that may affect our business, results  of operations and financial condition.    CONTACT:     Addo Investor Relations  investor.relations@strongtie.com    (310) 829‐5400